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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statements Nos. 333-18981, 333-18983, 333-18985, 333-18987, 333-18989, 333-29153, 333-63493, 333-36646, 333-46126 and 333-67710 all on Form S-8 of SRS Labs, Inc., of our report dated March 15, 2002, appearing in SRS Labs, Inc.'s Annual Report on Form 10K for the year ended December 31, 2002.

Deloitte & Touche LLP

/s/  DELOITTE & TOUCHE LLP

Costa Mesa, California
March 31, 2003

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  EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT